Exhibit 10.18.4

AMENDMENT NO. 3 TO LICENSE AND SUPPLY AGREEMENT

This Amendment No. 3 to License and Supply Agreement (this “Amendment”) is entered into and effective as of February 2, 2014, (the “Amendment Date”), by and between ULURU Inc., a Nevada corporation having an address at 4452 Beltway Drive, Addison, TX 75001, USA (“ULURU”), MELMED HOLDING AG, a corporation organized and existing under the Laws of Switzerland and having an address at Bösch 71, CH6331 Hünenberg (“MELMED HOLDING”), and ALTRAZEAL AG, a corporation organized and existing under the Law of Switzerland and have an address at Bösch 71, CH 6331 Hünenberg (“ALTRAZEAL AG”). (each of ULURU, MELMED HOLDING, and ALTRAZEAL AG, a “Party” or together, the “Parties”).

WHEREAS, ULURU and MELMED HOLDING are parties to that certain License and Supply Agreement, dated as of January 11, 2012 and  ULURU and ALTRAZEAL AG are parties to that certain Exclusive License and Supply Agreement, dated as of September 30, 2013 (the “Original Agreements”);

WHEREAS, ULURU AND MELMED HOLDING executed that certain Amendment No. 1 to the License and Supply Agreement, effective as of December 21, 2012 and that certain Amendment No. 2 to the License and Supply Agreement, effective as of December 21, 2012 (the “Melmed Amendments”);

WHEREAS, ULURU AND ALTRAZEAL AG executed that certain Amendment No. 1 to the Exclusive License and Supply Agreement, effective as of February 1, 2014 (the “AG Amendments”);

WHEREAS, the Original Agreements, the Melmed Amendments, and the AG Amendments provides each with certain rights and licenses to patents and other intellectual property that cover ULURU’s product, Altrazeal®, including exclusive registration, marketing, promotion, sale and distribution rights in specified countries;

WHEREAS, pursuant to the Original Agreements, the Melmed Amendments, and the AG Amendments, ULURU retains the right, and has an obligation, to manufacture and supply the Products to MELMED HOLDING and ALTRAZEAL AG; and

WHEREAS, the Parties now wish to revise and amend the grant of exclusive rights to certain territories, attached as Exhibit F herein, by and between MELMED HOLDING and ALTRAZEAL AG.

AGREEMENT

NOW, THEREFORE ULURU, MELMED HOLDING, and ALTRAZEAL AG agree as follows:

1.	Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein have the meaning ascribed to them in the Original Agreements.

2.
No other Changes; Consolidated Agreement. All other terms and conditions of the Original Agreements are hereby confirmed and shall remain in full force and effect. In the event of any conflict with the provisions of this Amendment and any provisions of the Original Agreements, the provisions of this Amendment shall control. Upon the request of either Party, the Parties shall prepare an Amended and Restated License and Supply Agreement that incorporates the terms of this Amendment into the Original Agreements and eliminates all terms in the Original Agreements that have been rendered obsolete or unnecessary due to this Amendment.

3.
Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. Facsimile or PDF signatures of this Amendment shall have the same force and effect as an original signature.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the date first above written:

MELMED HOLDING AG		ULURU Inc.
By:	/s/ Helmut Kerschbaumer	By:	/s/ Kerry P. Gray
Name:	Helmut Kerschbaumer	Name:	Kerry P. Gray
Title:	Chairman	Title:	President and Chief Executive Officer

ALTRAZEAL AG
By:	/s/ Helmut Kerschbaumer
Name:	Helmut Kerschbaumer
Title:	Chief Executive Officer

By:	/s/ Klaus Kuehne
Name:	Klaus Kuehne
Title:

EXHIBIT F

Exchange of Territories

Territories transferred from MELMED HOLDING AG to ALTRAZEAL AG
•	Jordan
•	Syria

Territories transferred from ALTRAZEAL AG to MELMED HOLDING AG
•	Albania
•	Bosnia
•	Croatia
•	Kosovo
•	Macedonia
•	Montenegro
•	Serbia

For illustration purposes, after such transfer of territories, the following is a listing of territories for each of the parties:

ALTRAZEAL AG

Africa
** Excluding North Africa and French Speaking Africa

Latin America

Georgia

Turkmenistan

Ukraine

Commonwealth of Independent States

Asia and Pacific
** Excluding China, Hong Kong, Macau, Taiwan, South Korea, and Japan
** Excluding Australia and New Zealand

Middle East:
Jordan
Syria

MELMED HOLDING AG

Europe:	Middle East:
Austria	Bahrain
Belgium	Egypt
Bulgaria	Kuwait
Cyprus	Oman
Czech Republic	Quatar
Denmark	Saudi Arabia
Estonia	UAE
Finland
France	North Africa / French Speaking Africa:
Germany	Algeria
Hungary	Angola
Ireland	Cote dİvorie
Italy	Equatorial Guinea
Latvia	Gaban
Lithuania	Lybia
Malta	Morocco
Netherlands	Namibia
Norway	Tunesia
Poland
Portugal	Ex-Jugoslavia
Romania	Albania
Spain	Bosnia
Sweden	Croatia
Switzerland	Kosovo
United Kingdom	Macedonia
Montenegro
Asia and Pacific	Serbia
Australia	Slovakia
New Zealand	Slovenia